Exhibit 99.4
Results of Operations
Comparison of the Three and Nine Months Ended September 30, 2014 and 2013
Our results of operations for the three and nine months ended September 30, 2014 and 2013 are primarily comprised of income derived from our portfolio of properties and acquisition related expenses in connection with the acquisitions of such properties.
In general, we expect all amounts, with the exception of acquisition related expenses, to increase in the future based on a full year of operations. Our results of operations are not indicative of those expected in future periods.
As of September 30, 2014, we operated through five reportable business segments — medical office buildings, hospitals, skilled nursing facilities, senior housing and senior housing–RIDEA. Prior to December 2013, we operated through four reportable segments; however, with the acquisition of our first senior housing facilities owned and operated utilizing a RIDEA structure in December 2013, we segregated our operations into five reporting segments to assess the performance of our business in the same way that management intends to review our performance and make operating decisions. Prior to June 2013, our senior housing segment was referred to as our assisted living facilities segment.
Except where otherwise noted, the change in our results of operations is primarily due to owning 289 buildings as of September 30, 2014, as compared to 230 buildings as of September 30, 2013. As of September 30, 2014 and 2013, we owned the following types of properties:

	September 30,
	2014			2013
	Number of Buildings	Aggregate Contract Purchase Price	Leased %	Number of Buildings	Aggregate Purchase Price	Leased %
Medical office buildings	144	$1,384,044,000	91.6%	116	$1,055,420,000	93.1%
Senior housing	60	599,104,000	100%	59	578,103,000	100%
Skilled nursing facilities	45	436,468,000	100%	41	397,468,000	100%
Senior housing–RIDEA	26	310,000,000	(1)	—	—	—
Hospitals	14	199,845,000	100%	14	199,845,000	100%
Total/weighted average(2)	289	$2,929,461,000	95.0%	230	$2,230,836,000	96.1%
_________

(1)	The leased percentage for these 1,079 resident units was 97.0% and 96.3%, respectively, for the three and nine months ended September 30, 2014.

(2)	Leased percentage excludes properties operated utilizing a RIDEA structure.

Real Estate Revenue
For the three months ended September 30, 2014 and 2013, real estate revenue was $73,659,000 and $52,018,000, respectively, and was primarily comprised of base rent of $56,733,000 and $40,483,000, respectively, and expense recoveries of $10,846,000 and $7,795,000, respectively.
For the nine months ended September 30, 2014 and 2013, real estate revenue was $218,862,000 and $137,630,000, respectively, and was primarily comprised of base rent of $168,448,000 and $106,711,000, respectively, and expense recoveries of $31,682,000 and $20,985,000, respectively.
Real estate revenue by operating segment consisted of the following for the periods then ended:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Medical office buildings	$40,129,000	$28,280,000	$118,854,000	$74,756,000
Senior housing	13,717,000	4,729,000	41,092,000	9,449,000
Skilled nursing facilities	13,395,000	13,226,000	39,898,000	36,154,000
Hospitals	6,418,000	5,783,000	19,018,000	17,271,000
Total	$73,659,000	$52,018,000	$218,862,000	$137,630,000
Resident Fees and Services
For the three and nine months ended September 30, 2014, resident fees and services were $26,325,000 and $66,500,000, respectively, and related to revenue earned from our operations of senior housing facilities and skilled nursing facilities operated utilizing a RIDEA structure. We did not own or operate any real estate investments utilizing a RIDEA structure prior to December 2013.
Rental Expenses
For the three months ended September 30, 2014 and 2013, rental expenses were $35,997,000 and $11,487,000, respectively. For the nine months ended September 30, 2014 and 2013, rental expenses were $102,300,000 and $29,944,000, respectively. Rental expenses consisted of the following for the periods then ended:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Administration	$10,802,000	$469,000	$29,768,000	$1,142,000
Building maintenance	10,436,000	2,359,000	30,159,000	5,904,000
Real estate taxes	6,138,000	4,386,000	18,430,000	12,211,000
Utilities	4,448,000	2,438,000	12,201,000	5,617,000
Property management fees — affiliates	1,683,000	1,214,000	4,931,000	3,072,000
RIDEA operating management fees	1,330,000	—	3,742,000	—
Insurance	458,000	215,000	1,473,000	640,000
Amortization of leasehold interests	41,000	47,000	129,000	159,000
Other	661,000	359,000	1,467,000	1,199,000
Total	$35,997,000	$11,487,000	$102,300,000	$29,944,000
The increase in administration and building maintenance for the three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 was primarily due to the acquisition of senior housing facilities operated utilizing a RIDEA structure in December 2013, the transition of additional skilled nursing and senior housing facilities into a RIDEA structure during 2014 and having additional buildings in the portfolio in 2014 as compared to 2013.

Rental expenses and rental expenses as a percentage of total revenue by operating segment consisted of the following for the periods then ended:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
Senior housing–RIDEA	$14,151,000	72.7%	$—	—%	$42,521,000	73.3%	$—	—%
Medical office buildings	13,081,000	32.6%	9,680,000	34.2%	38,261,000	32.2%	24,698,000	33.0%
Skilled nursing facilities	6,624,000	34.0%	908,000	6.9%	15,831,000	33.7%	2,527,000	7.0%
Senior housing	1,084,000	7.5%	186,000	3.9%	2,884,000	6.8%	501,000	5.3%
Hospitals	1,057,000	16.5%	713,000	12.3%	2,803,000	14.7%	2,218,000	12.8%
Total/weighted average	$35,997,000	36.0%	$11,487,000	22.1%	$102,300,000	35.8%	$29,944,000	21.8%
Overall, the percentage of rental expenses as a percentage of revenue in 2014 was higher than in 2013 due to the acquisition of senior housing facilities operated utilizing a RIDEA structure in December 2013, which accounted for 20.3% of total revenues in 2014. In addition, rental expenses as a percentage of revenue on our skilled nursing and senior housing facilities increased for the three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 primarily due to additional rental expenses incurred in connection with certain properties that transitioned into a RIDEA structure in 2014. We anticipate that the percentage of rental expenses to revenue in the future will remain close to the percentage in the current year.
General and Administrative
For the three months ended September 30, 2014 and 2013, general and administrative was $11,261,000 and $6,237,000, respectively. For the nine months ended September 30, 2014 and 2013, general and administrative was $31,151,000 and $14,676,000, respectively. General and administrative consisted of the following for the periods then ended:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Asset management fees — affiliates	$5,821,000	$3,392,000	$17,194,000	$9,121,000
Professional and legal fees	3,806,000	474,000	8,720,000	1,119,000
Transfer agent services	784,000	687,000	2,250,000	1,628,000
Bad debt expense, net	478,000	211,000	576,000	329,000
Board of directors fees	227,000	76,000	762,000	241,000
Bank charges	143,000	261,000	417,000	479,000
Directors’ and officers’ liability insurance	95,000	78,000	287,000	215,000
Restricted stock compensation	65,000	27,000	358,000	80,000
Postage & delivery	2,000	114,000	6,000	154,000
Franchise taxes	(164,000)	901,000	542,000	1,257,000
Other	4,000	16,000	39,000	53,000
Total	$11,261,000	$6,237,000	$31,151,000	$14,676,000
The increase in general and administrative for the three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 was primarily the result of purchasing additional properties in 2014 and 2013 and thus incurring higher asset management fees to our sub-advisor. In connection with our board of directors' evaluation of our strategic alternatives and our pending mergers, professional and legal fees and board of directors fees increased for the three and nine months ended September 30, 2014 by $3,538,000 and $7,173,000, respectively, as compared to the three and nine months ended September 30, 2013. Lastly, we incurred higher fees for transfer agent services for the three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 due to an increase in the number of our investors in connection with the increased equity raise pursuant to our public offerings throughout 2013.
We expect general and administrative to continue to increase in 2014 in connection with the consummation of the mergers and as we purchase additional properties in 2014 and have a full year of operations.

Acquisition Related Expenses
For the three months ended September 30, 2014 and 2013, we incurred acquisition related expenses of $(780,000) and $2,301,000, respectively. For the three months ended September 30, 2014, acquisition related expenses related primarily to an unrealized gain on contingent consideration obligations of $(952,000) mainly due to changes in assumptions related to the Pacific Northwest Senior Care Portfolio obligation, partially offset by $206,000 in acquisition related expenses for pending business combinations. For the three months ended September 30, 2014, we did not incur any acquisition related expenses to our sub-advisor and its affiliates. For the three months ended September 30, 2013, acquisition related expenses related primarily to expenses associated with our acquisitions completed during the period, including acquisition fees of $1,994,000 incurred to our sub-advisor and its affiliates. The decrease in acquisition related expenses for the three months ended September 30, 2014 as compared to the three months ended September 30, 2013 was primarily due to not completing any business combinations for the three months ended September 30, 2014 as compared to nine property acquisitions that were accounted for as business combinations for the three months ended September 30, 2013.
For the nine months ended September 30, 2014 and 2013, we incurred acquisition related expenses of $1,963,000 and $9,580,000, respectively. For the nine months ended September 30, 2014, acquisition related expenses related primarily to expenses associated with our acquisitions completed during the period, including acquisition fees of $1,821,000 incurred to our sub-advisor and its affiliates. For the nine months ended September 30, 2013, acquisition related expenses related primarily to expenses associated with our acquisitions completed during the period, including acquisition fees of $7,167,000 incurred to our sub-advisor and its affiliates. The decrease in acquisition related expenses for the nine months ended September 30, 2014 as compared to the nine months ended September 30, 2013 was primarily due to fewer business combinations in 2014 as compared to 2013.
Depreciation and Amortization
For the three months ended September 30, 2014 and 2013, depreciation and amortization was $34,368,000 and $19,211,000, respectively, and consisted primarily of depreciation on our operating properties of $21,469,000 and $12,933,000, respectively, and amortization on our identified intangible assets of $12,740,000 and $6,173,000, respectively.
For the nine months ended September 30, 2014 and 2013, depreciation and amortization was $102,295,000 and $50,449,000, respectively, and consisted primarily of depreciation on our operating properties of $63,411,000 and $33,754,000, respectively, and amortization on our identified intangible assets of $38,449,000 and $16,474,000, respectively.
Interest Expense
For the three months ended September 30, 2014 and 2013, interest expense including gain in fair value of derivative financial instruments was $5,594,000 and $4,713,000, respectively. For the nine months ended September 30, 2014 and 2013, interest expense including gain in fair value of derivative financial instruments was $16,057,000 and $13,066,000, respectively. Interest expense consisted of the following for the periods then ended:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Interest expense — mortgage loans payable and derivative financial instruments	$3,976,000	$4,216,000	$11,896,000	$11,990,000
Interest expense — line of credit	1,490,000	413,000	3,750,000	1,214,000
Amortization of debt discount and (premium), net	(587,000)	(648,000)	(1,757,000)	(1,578,000)
Amortization of deferred financing costs — line of credit	558,000	555,000	1,675,000	1,176,000
Amortization of deferred financing costs — mortgage loans payable	203,000	224,000	588,000	628,000
Loss (gain) on extinguishment of debt — write-off of deferred financing costs and debt premium	—	—	26,000	(105,000)
Gain in fair value of derivative financial instruments	(46,000)	(47,000)	(121,000)	(259,000)
Total	$5,594,000	$4,713,000	$16,057,000	$13,066,000
The increase in interest expense on our unsecured line of credit with Bank of America, N.A., or Bank of America, or our unsecured line of credit, for the three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 was primarily the result of the increase in the borrowings on our unsecured line of credit to purchase properties after the termination of our follow-on offering in October 2013. We expect interest expense on our unsecured line of credit to continue to increase in 2014 as we purchase additional properties and fund additional amounts under our real estate notes receivable.

Foreign Currency and Derivative Gain (Loss)
For the three and nine months ended September 30, 2014, we had $12,162,000 and $2,258,000, respectively, in net gains resulting from foreign currency transactions as compared to a net loss of $(4,723,000) and $(5,053,000), respectively, for the three and nine months ended September 30, 2013. In September 2013, we entered into a foreign currency forward contract with an aggregate notional amount of £180,000,000 ($280,908,000 using the contract currency exchange rate of 1.5606) to hedge a portion of our net investment in the United Kingdom at a fixed United Kingdom Pound Sterling, or GBP, rate in USD. On September 10, 2014, we settled the foreign currency forward contract for $13,185,000, and as such, we recorded a net gain for the three and nine months ended September 30, 2014 of $13,688,000 and $3,304,000, respectively, on the foreign currency forward contract. The net losses on foreign currency transactions in 2013 were primarily due to an unrealized loss of $9,694,000 on the foreign currency forward contract, partially offset by the gains recognized in closing the acquisition of UK Senior Housing Portfolio in the amount of $4,295,000 and re-measurement of real estate notes receivable denominated in GBP as of September 30, 2013 of $219,000.
For a further discussion of the foreign currency forward contract, including a discussion regarding the fair value measurements, see Note 10, Derivative Financial Instruments, and Note 15, Fair Value Measurements — Assets and Liabilities Reported at Fair Value, to our accompanying condensed consolidated financial statements.
Significant fluctuations in foreign currency exchange rates between GBP and USD have material effects on our results of operations and financial position.
Interest Income
For the three months ended September 30, 2014 and 2013, we had interest income of $2,000 and $246,000, respectively, related to interest earned on funds held in cash accounts. For the nine months ended September 30, 2014 and 2013, we had interest income of $6,000 and $283,000, respectively, related to interest earned on funds held in cash accounts. Average cash balances were higher in 2013 as compared to 2014.
Income Tax Benefit
For the three and nine months ended September 30, 2014, we had an income tax benefit of $688,000 and $2,125,000, respectively, as compared to $0 for the three and nine months ended September 30, 2013. The income tax benefit for the three and nine months ended September 30, 2014 was primarily due to a decrease of $804,000 and $2,474,000, respectively, in our foreign deferred tax liabilities on our real estate investments located in the United Kingdom, offset by $116,000 and $397,000, respectively, of foreign income taxes incurred on the 2014 operations of our real estate investments located in the United Kingdom. For a further discussion of our income taxes, see Note 16, Income Taxes, to our accompanying condensed consolidated financial statements.